UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: August 27, 2010

(Date of earliest event reported)

Timberline Resources Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055

_____________________________________

Delaware	82-0291227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

 (208) 664-4859

(Registrant’s telephone number, including area code)

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Appointment of Director; Compensatory Arrangement of Certain Officers

On August 27, 2010, pursuant to the Registrant’s bylaws, the Registrant’s Board of Directors appointed Mr. David Poynton as a director to the Company.

Mr. Poynton (56) is a lawyer who was admitted to the Bar of the Province of Ontario, Canada in 1980.  Mr. Poynton has over 30 years of legal and business experience, with his law practice focused on the mining and exploration industry.  Since November 2008, Mr. Poynton has been an independent legal, business and financing consultant.  In addition, from November 2008 through April 2010 and February 2010, respectively, Mr. Poynton was Senior Vice-President, General Counsel and Corporate Secretary for Iberian Minerals Corp. and Cadillac Ventures Inc., both of which are listed on the TSX Venture Exchange in Canada.  From November 2002 until November 2008, Mr. Poynton was a partner with the law firm of Cassels Brock and Blackwell LLP.  He graduated from law school at the University of Western Ontario after completing undergraduate work at the University of Toronto. Mr. Poynton is a member in good standing of the Law Society of Upper Canada.

Mr. Poynton is not related by blood or marriage to any of the Company’s directors or executive officers or any persons nominated by the Company to become directors or executive officers.  In the last fiscal year, the Company has not engaged in any transaction in which Mr. Poynton or a person related to Mr. Poynton had a direct or indirect material interest.  To the Company’s knowledge, there is no arrangement or understanding between any of our officers and directors and Mr. Poynton pursuant to which he was selected to serve as a director.

The Company has entered into a consulting agreement with Mr. Poynton pursuant to which he will provide the Company with certain business and consulting services for compensation of $5,000 per month.  The consulting agreement expires in December 2011.

Item 7.01 Regulation FD Disclosure.

On August 30, 2010, Timberline Resources Corporation (the “Company”) issued a press release entitled “Timberline Appoints David Poynton as Director”.  A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

99.1*

Press Release of Timberline Resources Corporation dated August 30, 2010.

               * - Furnished to, not filed with, the Commission pursuant to Item 7.01 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION
	By:	/s/ Randal Hardy
Date: August 31, 2010		Randal Hardy Chief Executive Officer, Chief Financial Officer and Director

 EXHIBIT INDEX

Exhibit No.

Description

99.1

Press Release of Timberline Resources Corporation dated August 30, 2010.